
VONS


SAFEWAY

3rd QUARTER 2016

SUPPLEMENTAL INFORMATION

ROIC

RETAIL OPPORTUNITY INVESTMENTS CORPORATION


Ralphs

Retail Opportunity Investments Corporation
8905 Towne Centre Drive Suite 108
San Diego, CA 92122

www.roireit.net

Overview

Our Company

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of September 30, 2016, ROIC owned 79 shopping centers encompassing approximately 9.2 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Non-GAAP Disclosures

Funds from operations ("FFO"), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income ("NOI") internally to evaluate and compare the operating performance of the Company's properties. The Company believes cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company's cash NOI may not be comparable to other REITs.

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	09/30/16	12/31/15
ASSETS:		
Real Estate Investments:		
Land	$ 741,255	$ 669,307
Building and improvements	1,859,178	1,627,310
Less: accumulated depreciation	(176,398)	(134,311)
Real Estate Investments, net	2,424,035	2,162,306
Cash and cash equivalents	10,447	8,844
Restricted cash	161	227
Tenant and other receivables, net	31,100	28,652
Deposits	4,500	500
Acquired lease intangible assets, net of accumulated amortization	79,282	66,942
Prepaid expenses	827	1,953
Deferred charges, net of accumulated amortization	34,388	30,129
Other	1,761	1,895
TOTAL ASSETS	$ 2,586,501	$ 2,301,448
LIABILITIES:		
Term loan	$ 299,094	$ 298,802
Credit facility	5,373	132,028
Senior Notes Due 2026	199,732	-
Senior Notes Due 2024	245,222	244,833
Senior Notes Due 2023	244,893	244,426
Mortgage notes payable	71,634	62,156
Acquired lease intangible liabilities, net of accumulated amortization	153,140	124,861
Accounts payable and accrued expenses	25,197	13,205
Tenants' security deposits	5,778	5,085
Other liabilities	12,327	11,036
TOTAL LIABILITIES	1,262,390	1,136,432
Non-controlling interests - redeemable OP Units	-	33,674
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	11	10
Additional paid-in-capital	1,355,523	1,166,395
Accumulated dividends in excess of earnings	(155,854)	(122,991)
Accumulated other comprehensive loss	(5,284)	(6,743)
Total Retail Opportunity Investments Corp. stockholders' equity	1,194,396	1,036,671
Non-controlling interests	129,715	94,671
TOTAL EQUITY	1,324,111	1,131,342
TOTAL LIABILITIES AND EQUITY	$ 2,586,501	$ 2,301,448

The Company's Form 10-Q for the quarter ended September 30, 2016, and Form 10-K for the year ended December 31, 2015 should be read in conjunction with the above information.

ROIC

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/16	09/30/15	09/30/16	09/30/15
REVENUES:				
Base rents	$ 45,429	$ 37,654	$ 134,929	$ 108,884
Recoveries from tenants	13,271	10,279	37,642	29,809
Other income	654	2,144	1,548	2,721
TOTAL REVENUES	59,354	50,077	174,119	141,414
OPERATING EXPENSES:				
Property operating	$ 8,053	$ 7,285	$ 23,761	$ 21,064
Property taxes	6,594	4,933	18,302	14,351
Depreciation and amortization	23,102	18,059	65,856	52,567
General and administrative expenses	3,220	3,092	10,055	9,387
Acquisition transaction costs	179	91	613	507
Other (income) expense	(10)	254	361	507
TOTAL OPERATING EXPENSES	41,138	33,714	118,948	98,383
OPERATING INCOME	18,216	16,363	55,171	43,031
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(10,001)	(8,526)	(29,393)	(25,407)
TOTAL NON-OPERATING EXPENSES	(10,001)	(8,526)	(29,393)	(25,407)
NET INCOME	$ 8,215	$ 7,837	$ 25,778	$ 17,624
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(813)	(295)	(2,645)	(681)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 7,402	$ 7,542	$ 23,133	$ 16,943
NET INCOME PER COMMON SHARE - BASIC	$ 0.07	$ 0.08	$ 0.22	$ 0.18
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.08	$ 0.22	$ 0.18
Weighted average common shares outstanding - basic	107,746	96,723	102,460	94,479
Weighted average common shares outstanding - diluted	120,074	100,755	114,509	98,561

The Company's Form 10-Q for the quarters ended September 30, 2016 and September 30, 2015 should be read in conjunction with the above information.

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/16	09/30/15	09/30/16	09/30/15
Funds from Operations (FFO) [1] **:**				
Net income attributable to ROIC common stockholders	$ 7,402	$ 7,542	$ 23,133	$ 16,943
Plus:				
Depreciation and amortization expense	23,102	18,059	65,856	52,567
FUNDS FROM OPERATIONS - BASIC	$ 30,504	$ 25,601	$ 88,989	$ 69,510
Net income attributable to non-controlling interests	813	295	2,645	681
FUNDS FROM OPERATIONS - DILUTED	$ 31,317	$ 25,896	$ 91,634	$ 70,191
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.26	$ 0.87	$ 0.74
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.26	$ 0.26	$ 0.80	$ 0.71
Weighted average common shares outstanding - basic	107,746	96,723	102,460	94,479
Weighted average common shares outstanding - diluted	120,074	100,755	114,509	98,561
Common dividends per share	$ 0.18	$ 0.17	$ 0.54	$ 0.51
FFO Payout Ratio	69.2%	65.4%	67.5%	71.8%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Bernardo Heights Plaza	$	8,265	5.70%	3.30%	07/11/17	0.8%
Santa Teresa Village		10,442	6.20%	3.26%	02/01/18	1.0%
Magnolia Shopping Center		9,179	5.50%	3.86%	10/01/18	0.9%
Casitas Plaza Shopping Center		7,483	5.32%	4.20%	06/01/22	0.7%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	3.3%
Net unamortized premiums on mortgages		1,208				
Net unamortized deferred financing charges		(443)				
Total Mortgage Debt	$	**71,634**	**4.6%**	**3.6%**	**5.7 Years (WA)**	**6.7%**
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.00%	5.21%	12/15/23	23.2%
Net unamortized discount on notes		(3,212)				
Net unamortized deferred financing charges		(1,895)				
Senior Notes Due 2023, net		**244,893**				
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	23.2%
Net unamortized discount on notes		(2,967)				
Net unamortized deferred financing charges		(1,811)				
Senior Notes Due 2024, net		**245,222**				
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	18.5%
Net unamortized deferred financing charges		(268)				
Senior Notes Due 2026, net		**199,732**				
Total Unsecured Senior Notes	$	**689,847**	**4.34%**	**4.49%**	**8.4 Years (WA)**	**64.9%**
Interest rate swaps		100,000	1.96%	1.96%	1/31/2019	9.3%
Total Fixed Rate Debt	$	**861,481**	**4.09%**	**4.12%**	**7.4 Years (WA)**	**80.9%**
Variable Rate Debt						
Credit Facility	$	8,000	1.53%	1.53%	01/31/19 (1)	0.7%
Net unamortized deferred financing charges		(2,627)				
Credit Facility, net		**5,373**				
Term Loan		300,000	1.63%	1.63%	01/31/19 (1)	27.7%
Net unamortized deferred financing charges		(906)				
Term Loan, net		**299,094**				
Interest rate swaps		(100,000)				(9.3%)
Total Variable Rate Debt	$	**204,467**	**1.63%**	**1.63%**	**2.3 Years (WA)**	**19.1%**
TOTAL DEBT	$	**1,065,948**	**3.77%**	**3.80%**	**6.7 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(1,208)				
Net unamortized discount on notes		6,179				
Net unamortized deferred financing charges		7,950				
Total Principal Debt	$	**1,078,869**				

(1) Does not include extension options available to ROIC.

ROIC

Summary of Debt Outstanding, continued

(unaudited, dollars in thousands)

Summary of Principal Maturities

Year	Mortgage Principal Amortization	Mortgage Principal due at Maturity	Credit Facility	Term Loan	Senior Unsecured Notes	Total Principal Payments	Percentage of Debt Maturing
2016	$ 188	$ -	$ -	$ -	$ -	$ 188	0.0%
2017	687	8,099	-	-	-	8,786	0.8%
2018	337	18,900	-	-	-	19,237	1.8%
2019	157	-	8,000 (1)	300,000 (1)	-	308,157	28.6%
2020	166	-	-	-	-	166	0.0%
2021	282	-	-	-	-	282	0.1%
2022	737	6,585	-	-	-	7,322	0.7%
2023	686	-	-	-	250,000	250,686	23.2%
2024	708	-	-	-	250,000	250,708	23.2%
2025	550	32,787	-	-	-	33,337	3.1%
2026	-	-	-	-	200,000	200,000	18.5%
	$ 4,498	$ 66,371	$ 8,000	$ 300,000	$ 700,000	$ 1,078,869	100.0%

Summary of Unencumbered/Encumbered Properties

	Number of Properties	GLA	Percentage of GLA
Unencumbered properties	74	8,690,333	94.4%
Encumbered properties	5	516,163	5.6%
	79	9,206,496	100.0%

Summary of Unsecured Debt/Secured Debt

	Amount	Percentage of Total Principal Debt
Unsecured principal debt	$ 1,008,000	93.4%
Secured principal debt	70,869	6.6%
Total Principal Debt	$ 1,078,869	100.0%

(1) Does not include extension options available to ROIC.

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	09/30/16	06/30/16	03/31/16 (1)	12/31/15	09/30/15
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	4.2x	4.1x	4.2x	4.0x	3.8x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	4.1x	4.0x	4.1x	3.9x	3.7x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.4x	7.3x	6.5x	6.9x	6.6x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	29.0%	32.8%	31.8%	33.2%	33.9%
Total principal debt/total equity market capitalization	40.8%	48.9%	46.6%	49.7%	51.3%
Total principal debt/total book assets	41.7%	46.9%	44.0%	42.9%	42.3%
Total principal debt/undepreciated book value	39.0%	44.1%	41.4%	40.6%	39.9%
Secured principal debt/undepreciated book value	2.5%	2.6%	3.1%	2.6%	2.9%
Market capitalization calculations, at period end:					
Common shares outstanding	108,749	101,564	99,526	99,148	99,123
Operating partnership units (OP units) outstanding	11,810	12,180	12,274	12,196	3,771
Common stock price per share	$21.96	$21.67	$20.12	$ 17.90	$ 16.54
Total equity market capitalization	$ 2,647,473	$2,464,823	$ 2,249,419	$ 1,993,043	$ 1,701,866
Total principal debt	1,078,869	1,204,551	1,047,869	991,432	872,264
TOTAL MARKET CAPITALIZATION	$ 3,726,342	$3,669,374	$ 3,297,288	$ 2,984,475	$ 2,574,130
Unsecured Senior Notes Financial Covenants: (2)					
Total debt to total assets not to exceed 60%	40.7%	46.1%	43.3%	42.9%	42.6%
Total secured debt to total assets not to exceed 40%	2.7%	2.8%	3.3%	2.7%	3.1%
Total unencumbered assets to total unsecured debt not to be less than 150%	246.9%	216.6%	232.9%	237.6%	240.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	4.1x	4.0x	3.9x	3.8x	3.8x

(1) Commencing Q1 2016, calculations are measured using actual principal debt outstanding without adjustment for debt issuance costs, premiums or discounts. All prior periods are as historically reported.

(2) Calculated in accordance with GAAP persuant to underlying bond indentures.

ROIC

2016 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	Purchase Amount	Owned GLA
1Q 2016				
Magnolia Shopping Center	Santa Barbara, CA	03/10/16	$ 39,154	116,360
Casitas Plaza Shopping Center	Carpinteria, CA	03/10/16	24,866	97,407
Total 1Q 2016			$ 64,020	213,767
2Q 2016				
Bouquet Center	Santa Clarita, CA	04/28/16	$ 59,000	148,903
North Ranch Shopping Center	Westlake Village, CA	06/01/16	122,800	146,625
Total 2Q 2016			$ 181,800	295,528
3Q 2016				
Monterey Center	Monterey, CA	07/14/16	$ 12,125	25,798
Rose City Center	Portland, OR	09/15/16	12,750	60,680
Total 3Q 2016			$ 24,875	86,478
Total 2016 Acquisitions			$ 270,695	595,773

ROIC

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,770	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%	2,195	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	91.3%	2,652	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,600	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	96.0%	1,201	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,111	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	98.5%	2,157	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.9%	3,428	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,441	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	766,471	93.2%	11,168	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	100.0%	2,017	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,051	97.1%	2,047	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	100.0%	2,709	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza		Woodland Hills	CA	12/31/15	112,261	86.7%	3,893	Sprouts Market, Kroger (Ralph's) Supermarket[2], Rite Aid Pharmacy[2]
Magnolia Shopping Center		Santa Barbara	CA	03/10/16	116,360	99.2%	2,181	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center		Carpinteria	CA	03/10/16	97,407	100.0%	1,525	Albertson's Supermarket, CVS Pharmacy
Bouquet Center		Santa Clarita	CA	04/28/16	148,903	98.1%	3,315	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center		Westlake Village	CA	06/01/16	146,625	98.7%	5,062	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
Los Angeles metro area total					**2,716,964**	**96.5%**	**$ 53,472**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	$ 1,996	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,694	Safeway (Vons) Supermarket, CVS Pharmacy[2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,111	100.0%	2,467	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	99.0%	1,931	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,614	AA Supermarket, Ross Dress For Less
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	98.3%	4,130	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,420	Kroger (Ralph's) Supermarket, Planet Fitness
Mission Foothill Marketplace	*	Mission Viejo	CA	12/04/14	110,678	92.3%	1,703	Safeway (Vons) Supermarket[3], CVS Pharmacy
Orange Country metro area total					**873,311**	**98.6%**	**$ 17,955**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,142	96.6%	$ 3,333	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,386	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,450	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	93.8%	1,788	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	918	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,219	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,716	Stater Brothers Supermarket, DigiPlex Theatre
San Diego metro area total					**688,453**	**98.5%**	**$ 15,810**	
Southern California Totals					**4,278,728**	**97.2%**	**$ 87,237**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
(3) This tenant is not in possession of the space but has an ongoing financial obligation to ROIC.
*Denotes properties in same center pool for 3Q 2016.

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Buy Buy Baby, Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	91.3%		2,648	SaveMart (Lucky) Supermarket, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	93.6%		1,964	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,186	97.0%		2,120	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		521	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	90.2%		2,294	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,219	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%		2,062	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,226	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,273	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,117	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre		San Ramon	CA	09/01/15	110,440	96.4%		2,385	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza		Danville	CA	12/04/15	61,860	96.3%		2,115	Lunardi's Market
Monterey Center		Monterey	CA	07/14/16	25,798	100.0%		1,064	Trader Joe's, Pharmaca Pharmacy
San Francisco metro area total					**1,240,262**	**96.2%**	**$**	**25,479**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	95.0%	$	1,280	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	86.0%		2,325	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	99.4%		2,253	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	97.7%		1,907	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	87.8%		854	CVS Pharmacy
Sacramento metro area total					**594,236**	**92.1%**	**$**	**8,619**	
Northern California Totals					**1,834,498**	**94.9%**	**$**	**34,098**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
*Denotes properties in same center pool for 3Q 2016.

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$ 610	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,454	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,315	PCC Natural Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	92.6%	1,634	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,805	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	87.4%	2,302	WinCo Foods [(2)], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	334	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	95.7%	2,484	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,846	100.0%	9,966	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,071	Marshall's, Pier 1 Imports
Bellevue Marketplace		Bellevue	WA	12/10/15	113,758	100.0%	2,416	Asian Food Center
Four Corner Square		Maple Valley	WA	12/21/15	119,560	100.0%	2,511	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Seattle metro area total					**1,507,144**	**97.9%**	**$ 28,902**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	74.1%	$ 1,053	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	3,276	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,752	Kroger (Fred Meyer) Supermarket [(2)]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,640	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%	1,711	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,197	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	918	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,408	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%	944	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	1,932	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.0%	2,606	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade		Tigard	OR	07/28/15	88,043	100.0%	1,424	Safeway Supermarket
Sunnyside Village Square		Happy Valley	OR	07/28/15	84,870	100.0%	1,269	Albertson's Supermarket [(3)], Ace Hardware
Johnson Creek Center		Happy Valley	OR	11/09/15	108,588	100.0%	2,170	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center		Portland	OR	09/15/16	60,680	100.0%	671	Safeway Supermarket
Portland metro area total					**1,586,126**	**97.9%**	**$ 24,971**	
Pacific Northwest Totals					**3,093,270**	**97.9%**	**$ 53,873**	
TOTAL SHOPPING CENTERS					**9,206,496**	**97.0%**	**$ 175,208**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
(3) This tenant is not in possession of the space but has an ongoing financial obligation to ROIC.
*Denotes properties in same center pool for 3Q 2016.

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/16	09/30/15	$ Change	% Change	09/30/16	09/30/15	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	65	65			61	61		
Same-center occupancy	96.6%	97.1%		(0.5%)	96.4%	97.0%		(0.6%)
REVENUES:								
Base rents	$ 34,447	$ 33,401	$ 1,046	3.1%	$ 96,291	$ 92,365	$ 3,926	4.3%
Percentage rent	128	171	(43)	(25.1%)	448	340	108	31.8%
Recoveries from tenants	10,800	10,077	723	7.2%	30,667	28,441	2,226	7.8%
Other property income	298	238	60	25.2%	953	782	171	21.9%
TOTAL REVENUES	45,673	43,887	1,786	4.1%	128,359	121,928	6,431	5.3%
OPERATING EXPENSES:								
Property operating expenses	$ 7,326	$ 6,900	$ 426	6.2%	$ 20,031	$ 19,029	$ 1,002	5.3%
Bad debt expense	48	266	(218)	(82.0%)	837	908	(71)	(7.8%)
Property taxes	5,147	4,829	318	6.6%	14,133	13,502	631	4.7%
TOTAL OPERATING EXPENSES	12,521	11,995	526	4.4%	35,001	33,439	1,562	4.7%
SAME-CENTER CASH NET OPERATING INCOME	$ 33,152	$ 31,892	$ 1,260	4.0%	$ 93,358	$ 88,489	$ 4,869	5.5%

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	09/30/16	09/30/15	09/30/16	09/30/15
Same-center cash net operating income	$ 33,152	$ 31,892	$ 93,358	$ 88,489
ADJUSTMENTS:				
Depreciation and amortization	(23,102)	(18,059)	(65,856)	(52,567)
General and administrative expenses	(3,220)	(3,092)	(10,055)	(9,387)
Acquisition transaction costs	(179)	(91)	(613)	(507)
Other income (expense)	10	(254)	(361)	(507)
Property revenues and expenses [2]	3,318	5,321	14,252	12,469
Non same-center cash NOI	8,237	646	24,446	5,041
GAAP OPERATING INCOME	$ 18,216	$ 16,363	$ 55,171	$ 43,031

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

ROIC

Top Ten Tenants

(dollars in thousands)

Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Albertson's / Safeway Supermarkets	21	1,053,685	11.8%	$ 11,814	6.7%
2 Kroger Supermarkets	9	368,461	4.1%	5,334	3.0%
3 Rite Aid Pharmacy	13	245,682	2.8%	3,123	1.8%
4 SaveMart Supermarkets	4	187,639	2.1%	2,813	1.6%
5 JP Morgan Chase	19	85,873	1.0%	2,643	1.5%
6 Marshall's / TJMaxx	6	178,645	2.0%	2,587	1.5%
7 Ross Dress For Less / dd's Discounts	7	191,703	2.1%	2,558	1.5%
8 Sprouts Markets	4	159,163	1.8%	2,544	1.5%
9 H-Mart Supermarkets	3	147,040	1.6%	2,383	1.4%
10 CVS Pharmacy	8	150,359	1.7%	2,170	1.2%
Top 10 Tenants Total	94	2,768,250	31.0%	$ 37,969	21.7%
Other Tenants	1,663	6,154,696	69.0%	137,239	78.3%
Total Portfolio	1,757	8,922,946	100.0%	$ 175,208	100.0%

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2016	1	24,650	0.3%	$	201	0.1%	$	8.17
2017	5	168,700	1.9%		1,730	1.0%		10.25
2018	19	553,963	6.2%		8,079	4.6%		14.58
2019	14	430,453	4.8%		6,940	4.0%		16.12
2020	15	535,337	6.0%		5,606	3.2%		10.47
2021	14	522,489	5.9%		5,581	3.2%		10.68
2022	14	395,663	4.4%		5,152	2.9%		13.02
2023	12	450,021	5.0%		7,086	4.0%		15.75
2024	5	246,034	2.8%		3,152	1.8%		12.81
2025	10	341,785	3.8%		4,919	2.8%		14.39
2026+	28	1,234,864	13.8%		17,682	10.2%		14.32
	137	4,903,959	54.9%	$	66,128	37.8%	$	13.48

Non-Anchor Tenants	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2016	88	152,250	1.7%	$	4,251	2.4%	$	27.92
2017	266	550,315	6.2%		15,069	8.6%		27.38
2018	255	554,305	6.2%		15,968	9.1%		28.81
2019	243	561,506	6.3%		14,576	8.3%		25.96
2020	217	516,093	5.8%		14,049	8.0%		27.22
2021	227	527,716	5.9%		14,877	8.5%		28.19
2022	93	309,060	3.5%		7,889	4.5%		25.52
2023	43	143,283	1.6%		4,071	2.3%		28.41
2024	59	184,245	2.1%		5,139	2.9%		27.89
2025	41	155,836	1.7%		3,710	2.1%		23.81
2026+	88	364,378	4.1%		9,481	5.5%		26.02
	1,620	4,018,987	45.1%	$	109,080	62.2%	$	27.14

All Tenants	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2016	89	176,900	2.0%	$	4,452	2.5%	$	25.17
2017	271	719,015	8.1%		16,799	9.6%		23.36
2018	274	1,108,268	12.4%		24,047	13.7%		21.70
2019	257	991,959	11.1%		21,516	12.3%		21.69
2020	232	1,051,430	11.8%		19,655	11.2%		18.69
2021	241	1,050,205	11.8%		20,458	11.7%		19.48
2022	107	704,723	7.9%		13,041	7.4%		18.51
2023	55	593,304	6.6%		11,157	6.3%		18.80
2024	64	430,279	4.9%		8,291	4.7%		19.27
2025	51	497,621	5.5%		8,629	4.9%		17.34
2026+	116	1,599,242	17.9%		27,163	15.7%		16.98
	1,757	8,922,946	100.0%	$	175,208	100.0%	$	19.64

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

	For the Three Months Ended September 30, 2016			For the Nine Months Ended September 30, 2016		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	39	2	41	114	5	119
Gross Leasable Area (sq. ft.)	75,740	81,257	156,997	200,619	144,253	344,872
Initial Base Rent ($/sq. ft.) (1)	$ 34.34	$ 16.39	$ 25.05	$ 28.57	$ 16.82	$ 23.65
Tenant Improvements ($/sq. ft.)	$ 15.08	$ 55.40	$ 35.95	$ 22.33	$ 40.44	$ 29.90
Leasing Commissions ($/sq. ft.)	$ 6.73	$ 4.40	$ 5.53	$ 3.36	$ 3.20	$ 3.29
Weighted Average Lease Term (Yrs.) (2)	7.8	12.6	10.3	6.3	12.0	8.7
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	49	5	54	153	7	160
Gross Leasable Area (sq. ft.)	122,035	173,765	295,800	337,923	219,027	556,950
Initial Base Rent ($/sq. ft.) (1)	$ 31.37	$ 7.79	$ 17.52	$ 30.84	$ 10.52	$ 22.85
Tenant Improvements ($/sq. ft.)	$ 3.64	$ -	$ 1.50	$ 1.83	$ -	$ 1.11
Leasing Commissions ($/sq. ft.)	$ 0.12	$ -	$ 0.05	$ 0.04	$ -	$ 0.03
Weighted Average Lease Term (Yrs.) (2)	4.7	5.0	4.9	4.6	4.8	4.7
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	88	7	95	267	12	279
Gross Leasable Area (sq. ft.)	197,775	255,022	452,797	538,542	363,280	901,822
Initial Base Rent ($/sq. ft.) (1)	$ 32.51	$ 10.53	$ 20.13	$ 29.99	$ 13.02	$ 23.16
Tenant Improvements ($/sq. ft.)	$ 8.02	$ 17.65	$ 13.45	$ 9.47	$ 16.06	$ 12.12
Leasing Commissions ($/sq. ft.)	$ 2.65	$ 1.40	$ 1.95	$ 1.28	$ 1.27	$ 1.27
Weighted Average Lease Term (Yrs.) (2)	5.9	7.4	6.8	5.2	7.7	6.2

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

ROIC

Same-Space Comparative Leasing Summary

	For the Three Months Ended September 30, 2016			For the Nine Months Ended September 30, 2016		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	25	2	27	70	5	75
Comparative GLA (sq. ft.) (1)	58,528	81,257	139,785	134,945	144,253	279,198
Prior Base Rent ($/sq. ft.) (2)	$ 29.21	$ 8.95	$ 17.43	$ 25.86	$ 11.36	$ 18.37
Initial Base Rent ($/sq. ft.)	$ 33.68	$ 16.39	$ 23.63	$ 30.22	$ 16.82	$ 23.29
Percentage Change in Base Rents	15.3%	83.1%	35.5%	16.9%	48.0%	26.8%
Tenant Improvements ($/sq. ft.)	$ 17.31	$ 55.40	$ 39.45	$ 27.06	$ 40.44	$ 33.97
Leasing Commissions ($/sq. ft.)	$ 7.45	$ 4.40	$ 5.68	$ 4.08	$ 3.20	$ 3.62
Weighted Average Lease Term (Yrs.) (3)	8.5	12.6	10.9	6.9	12.0	9.5
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	49	5	54	153	7	160
Comparative GLA (sq. ft.)	122,035	173,765	295,800	337,923	219,027	556,950
Prior Base Rent ($/sq. ft.) (2)	$ 29.17	$ 7.40	$ 16.38	$ 27.54	$ 10.12	$ 20.69
Initial Base Rent ($/sq. ft.)	$ 31.37	$ 7.79	$ 17.52	$ 30.84	$ 10.52	$ 22.85
Percentage Change in Base Rents	7.5%	5.3%	6.9%	12.0%	4.0%	10.5%
Tenant Improvements ($/sq. ft.)	$ 3.64	$ -	$ 1.50	$ 1.83	$ -	$ 1.11
Leasing Commissions ($/sq. ft.)	$ 0.12	$ -	$ 0.05	$ 0.04	$ -	$ 0.03
Weighted Average Lease Term (Yrs.) (3)	4.7	5.0	4.9	4.6	4.8	4.7
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	74	7	81	223	12	235
Comparative GLA (sq. ft.) (1)	180,563	255,022	435,585	472,868	363,280	836,148
Prior Base Rent ($/sq. ft.) (2)	$ 29.18	$ 7.89	$ 16.72	$ 27.06	$ 10.61	$ 19.91
Initial Base Rent ($/sq. ft.)	$ 32.12	$ 10.53	$ 19.48	$ 30.66	$ 13.02	$ 23.00
Percentage Change in Base Rents	10.1%	33.4%	16.5%	13.3%	22.7%	15.5%
Tenant Improvements ($/sq. ft.)	$ 8.07	$ 17.65	$ 13.68	$ 9.03	$ 16.06	$ 12.09
Leasing Commissions ($/sq. ft.)	$ 2.49	$ 1.40	$ 1.86	$ 1.20	$ 1.27	$ 1.23
Weighted Average Lease Term (Yrs.) (3)	5.9	7.4	6.8	5.3	7.7	6.3

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

ROIC

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
BTIG	Michael Gorman	212.738.6138
Canaccord Genuity	Paul Morgan	415.325.4187
Capital One Securities, Inc.	Chris Lucas	571.633.8151
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
D.A. Davidson & Co.	James O. Lykins	503.603.3041
FBR & Co.	Bryan Maher	646.885.5423
Green Street	Daniel J. Busch	949.640.8780
	Jay Carlington	949.640.8780
J.P. Morgan	Michael W. Mueller	212.622.6689
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
RBC Capital Markets	Michael Carroll	440.715.2649
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Dilara Sukhov	212.553.1438
S&P Global Ratings	Michael Souers	212.438.2508